Fair Value	12 Months Ended
Dec. 27, 2014
Fair Value Disclosures [Abstract]
Fair Value [Text Block]
Note 4: Fair Value
Assets and Liabilities Measured and Recorded at Fair Value on a Recurring Basis
Assets and liabilities measured and recorded at fair value on a recurring basis at the end of each period were as follows:

	December 27, 2014				December 28, 2013
	Fair Value Measured and Recorded at Reporting Date Using			Total	Fair Value Measured and Recorded at Reporting Date Using			Total
(In Millions)	Level 1	Level 2	Level 3		Level 1	Level 2	Level 3
Assets
Cash equivalents:
Corporate debt	$—	$48	$—	$48	$154	$1,920	$—	$2,074
Financial institution instruments	321	1,119	—	1,440	887	1,190	—	2,077
Government debt	—	—	—	—	—	269	—	269
Reverse repurchase agreements	—	268	—	268	—	400	—	400
Short-term investments:
Corporate debt	363	412	31	806	274	1,374	19	1,667
Financial institution instruments	149	1,050	—	1,199	194	2,895	—	3,089
Government debt	252	173	—	425	183	1,033	—	1,216
Trading assets:
Asset-backed securities	—	766	58	824	—	684	4	688
Corporate debt	2,625	339	—	2,964	2,161	628	—	2,789
Financial institution instruments	1,146	613	—	1,759	1,188	418	—	1,606
Government debt	1,295	2,221	—	3,516	1,625	1,733	—	3,358
Other current assets:
Derivative assets	—	559	2	561	48	309	—	357
Loans receivable	—	505	—	505	—	103	—	103
Marketable equity securities	7,097	—	—	7,097	6,221	—	—	6,221
Other long-term investments:
Asset-backed securities	—	2	4	6	—	—	9	9
Corporate debt	453	728	13	1,194	228	270	27	525
Financial institution instruments	189	319	—	508	90	402	—	492
Government debt	75	240	—	315	259	188	—	447
Other long-term assets:
Derivative assets	—	35	22	57	—	7	29	36
Loans receivable	—	216	—	216	—	702	—	702
Total assets measured and recorded at fair value	13,965	9,613	130	23,708	13,512	14,525	88	28,125
Liabilities
Other accrued liabilities:
Derivative liabilities	—	563	—	563	—	372	—	372
Other long-term liabilities:
Derivative liabilities	—	17	—	17	—	50	—	50
Total liabilities measured and recorded at fair value	$—	$580	$—	$580	$—	$422	$—	$422

Government debt includes instruments such as non-U.S. government securities and U.S. agency securities. Financial institution instruments include instruments issued or managed by financial institutions in various forms, such as commercial paper, fixed and floating rate bonds, money market fund deposits, and time deposits.
For the year ended December 27, 2014 we transferred corporate debt, financial institution instruments, and government debt of approximately $177 million from Level 1 to Level 2 of the fair value hierarchy, and approximately $395 million from Level 2 to Level 1. These transfers were primarily based on changes in market activity for the underlying securities. Our policy is to reflect transfers between the fair value hierarchy levels at the beginning of the quarter in which a change in circumstances resulted in the transfer.
Investments in Debt Instruments
Debt instruments reflected in the preceding table include investments such as asset-backed securities, corporate debt, financial institution instruments, government debt, and reverse repurchase agreements classified as cash equivalents. We classify our debt instruments as Level 2 when we use observable market prices for identical securities that are traded in less active markets. When observable market prices for identical securities are not available, we price the debt instruments using our own models, such as a discounted cash flow model, or non-binding market consensus prices based on the proprietary valuation models of pricing providers or brokers. We corroborate non-binding market consensus prices with observable market data using statistical models when observable market data exists, quoted market prices for similar instruments, or pricing models such as a discounted cash flow model. These valuation models incorporate a number of inputs, including non-binding and binding broker quotes; observable market prices for identical or similar instruments; and the internal assumptions of pricing providers or brokers that use observable market inputs and unobservable market inputs that we consider to be not significant. The discounted cash flow model uses observable market inputs, such as LIBOR-based yield curves, currency spot and forward rates, and credit ratings. All significant inputs are derived from or corroborated with observable market data.
The fair values of debt instruments classified as Level 3 are generally derived from discounted cash flow models, performed either by us or our pricing providers, using inputs that we are unable to corroborate with observable market data. We monitor and review the inputs and results of these valuation models to help ensure the fair value measurements are reasonable and consistent with market experience in similar asset classes.
Fair Value Option for Loans Receivable
We elected the fair value option for loans receivable when the interest rate or currency exchange rate risk was hedged at inception with a related derivative instrument. As of December 27, 2014 and December 28, 2013, the fair value of our loans receivable for which we elected the fair value option did not significantly differ from the contractual principal balance based on the contractual currency. Loans receivable are classified within other current assets and other long-term assets. Fair value is determined using a discounted cash flow model, with all significant inputs derived from or corroborated with observable market data. Gains and losses from changes in fair value on the loans receivable and related derivative instruments, as well as interest income, are recorded in interest and other, net. During all periods presented, changes in the fair value of our loans receivable were largely offset by changes in the related derivative instruments, resulting in an insignificant net impact on our consolidated statements of income. Gains and losses attributable to changes in credit risk are determined using observable credit default spreads for the issuer or comparable companies; these gains and losses were insignificant during all periods presented. We did not elect the fair value option for loans receivable when the interest rate or currency exchange rate risk was not hedged at inception with a related derivative instrument. Loans receivable not measured and recorded at fair value are included in the following "Financial Instruments Not Recorded at Fair Value on a Recurring Basis" section.
Assets Measured and Recorded at Fair Value on a Non-Recurring Basis
Our non-marketable equity investments, marketable equity method investments, and non-financial assets, such as intangible assets and property, plant and equipment, are recorded at fair value only if an impairment is recognized.
Some of our non-marketable equity investments have been measured and recorded at fair value due to events or circumstances that significantly impacted the fair value of those investments, resulting in other-than-temporary impairments. We classified these investments as Level 3 because the valuations used unobservable inputs that were significant to the fair value measurements and required management judgment due to the absence of quoted market prices. Impairments recognized on non-marketable equity investments held as of December 27, 2014 were $128 million in 2014 ($106 million in 2013 on non-marketable equity investments held as of December 28, 2013 and $68 million in 2012 on non-marketable equity investments held as of December 29, 2012).
Financial Instruments Not Recorded at Fair Value on a Recurring Basis
On a quarterly basis, we measure the fair value of our grants receivable, cost method loans receivable, non-marketable cost method investments, reverse repurchase agreements with original maturities greater than approximately three months, and indebtedness carried at amortized cost; however, the assets are recorded at fair value only when an impairment is recognized. The carrying amounts and fair values of financial instruments not recorded at fair value on a recurring basis at the end of each period were as follows:

	December 27, 2014
	Carrying Amount	Fair Value Measured Using			Fair Value
(In Millions)		Level 1	Level 2	Level 3
Grants receivable	$676	$—	$679	$—	$679
Loans receivable	$250	$—	$250	$—	$250
Non-marketable cost method investments	$1,769	$—	$—	$2,599	$2,599
Reverse repurchase agreements	$450	$—	$450	$—	$450
Short-term debt	$1,588	$—	$2,145	$—	$2,145
Long-term debt	$12,107	$11,467	$1,309	$—	$12,776
NVIDIA Corporation cross-license agreement liability	$395	$—	$399	$—	$399

	December 28, 2013
	Carrying Amount	Fair Value Measured Using			Fair Value
(In Millions)		Level 1	Level 2	Level 3
Grants receivable	$416	$—	$481	$—	$481
Loans receivable	$267	$—	$250	$17	$267
Non-marketable cost method investments	$1,270	$—	$—	$2,105	$2,105
Reverse repurchase agreements	$400	$—	$400	$—	$400
Short-term debt	$24	$—	$24	$—	$24
Long-term debt	$13,165	$10,937	$2,601	$—	$13,538
NVIDIA Corporation cross-license agreement liability	$587	$—	$597	$—	$597

The fair value of our grants receivable is determined using a discounted cash flow model, which discounts future cash flows using an appropriate yield curve. As of December 27, 2014 and December 28, 2013, the carrying amount of our grants receivable was classified within other current assets and other long-term assets, as applicable.
The carrying amount and fair value of loans receivable exclude loans measured and recorded at a fair value of $721 million as of December 27, 2014 ($805 million as of December 28, 2013). The fair value of our loans receivable and reverse repurchase agreements, including those held at fair value, is determined using a discounted cash flow model. All significant inputs in the models are derived from or corroborated with observable market data, such as LIBOR-based yield curves, currency spot and forward rates, and credit ratings. The credit quality of these assets remains high, with credit ratings of A+/A1 or better for the substantial majority of our loans receivable and the majority of our reverse repurchase agreements as of December 27, 2014.
As of December 27, 2014, and December 28, 2013, the unrealized loss position of our non-marketable cost method investments was insignificant. Our non-marketable cost method investments are valued using a qualitative and quantitative analysis of events or circumstances that impact the fair value of the investment. Qualitative analysis of our investments involves understanding our investee’s revenue and earnings trends relative to pre-defined milestones and overall business prospects; the technological feasibility of our investee’s products and technologies; the general market conditions in the investee’s industry or geographic area, including adverse regulatory or economic changes; and the management and governance structure of the investee. Quantitative assessments of the fair value of our investments are developed using the market and income approaches. The market approach includes the use of financial metrics and ratios of comparable public companies, such as revenue, earnings, comparable performance multiples, recent financing rounds, the terms of the investees’ issued interests, and the level of marketability of the investments. The selection of comparable companies requires management judgment and is based on a number of factors, including comparable companies’ sizes, growth rates, industries, and development stages. The income approach includes the use of a discounted cash flow model, which requires significant estimates regarding investees’ revenue, costs, and discount rates based on the risk profile of comparable companies. Estimates of revenue and costs are developed using available market, historical, and forecast data.
The carrying amount and fair value of short-term debt exclude drafts payable. Our short-term debt recognized at amortized cost includes our 2009 junior subordinated convertible debentures due 2039 (2009 debentures) and our commercial paper outstanding as of December 27, 2014. During the first quarter of 2015, holders may, at their option, surrender the 2009 debentures for conversion. For further information, see "Note 15: Borrowings." Our long-term debt recognized at amortized cost is comprised of our senior notes and our convertible debentures. The fair value of our senior notes is determined using active market prices, and is therefore classified as Level 1. The fair value of our 2009 and 2005 convertible debentures is determined using discounted cash flow models with observable market inputs, and takes into consideration variables such as interest rate changes, comparable instruments, subordination discount, and credit-rating changes, and is therefore classified as Level 2.
The NVIDIA Corporation (NVIDIA) cross-license agreement liability in the preceding table was incurred as a result of entering into a long-term patent cross-license agreement with NVIDIA in January 2011, pursuant to which we agreed to make payments to NVIDIA over six years. As of December 27, 2014 and December 28, 2013, the carrying amount of the liability arising from the agreement was classified within other accrued liabilities and other long-term liabilities, based on the expected timing of the underlying payments ($200 million in each of January 2015 and 2016 treated as cash used for financing activities). The fair value is determined using a discounted cash flow model, which discounts future cash flows using our incremental borrowing rates.